Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

DuPont Capital Emerging Markets Debt Fund

Supplement dated December 1, 2014 to the Prospectus and Statement of Additional Information (“SAI”) of DuPont Capital Emerging Markets Debt Fund (the “Fund”) dated September 1, 2014

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective January 1, 2015, the Fund will declare dividends from net investment income semi-annually and pay such dividends semi-annually to you.  Accordingly, as of January 1, 2015, references in the Prospectus and SAI regarding the Fund’s distributions, including the sections entitled “Distributions” on page 28 of the Prospectus and “Dividends” on page 61 of the SAI, are hereby updated with this information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.